UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  AUGUST 31, 2008

Annual Report to Shareholders

DWS Disciplined Market Neutral Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Shareholder Meeting Results

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industrial sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 3.54%, 4.28% and 3.36% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for Class A, C and Institutional Class shares for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/08
DWS Disciplined Market Neutral Fund	1-Year	Life of Fund*
Class A	2.12%	-.25%
Class C	1.15%	-1.12%
Institutional Class	2.44%	-.05%
Citigroup 3-Month T-Bill Index+	2.79%	3.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 8/31/08	$ 9.65	$ 9.59	$ 9.67
8/31/07	$ 9.64	$ 9.59	$ 9.65
Distribution Information: Twelve Months as of 8/31/08 Income Dividends	$ .18	$ .11	$ .20
Class A Lipper Rankings — Equity Market Neutral Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	13	of	62	21

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Market Neutral Fund — Class A [] Citigroup 3-Month T-Bill Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/08
DWS Disciplined Market Neutral Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$9,625	$9,381
	Average annual total return	-3.75%	-3.35%
Class C	Growth of $10,000	$10,115	$9,791
	Average annual total return	1.15%	-1.12%
Citigroup 3-Month T-Bill Index+	Growth of $10,000	$10,279	$10,708
	Average annual total return	2.79%	3.81%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Growth of an Assumed $1,000,000 Investment
[] DWS Disciplined Market Neutral Fund — Institutional Class [] Citigroup 3-Month T-Bill Index+

Comparative Results as of 8/31/08
DWS Disciplined Market Neutral Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,024,400	$999,000
	Average annual total return	2.44%	-.05%
Citigroup 3-Month T-Bill Index+	Growth of $1,000,000	$1,027,900	$1,070,800
	Average annual total return	2.79%	3.81%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 3.36% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 8/31/08
DWS Disciplined Market Neutral Fund	1-Year	Life of Fund*
Class S	2.21%	-.12%
Citigroup 3-Month T-Bill Index+	2.79%	3.81%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/08	$ 9.66
8/31/07	$ 9.65
Distribution Information: Twelve Months as of 8/31/08: Income Dividends	$ .20
Class S Lipper Rankings — Equity Market Neutral Category as of 8/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	12	of	62	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Disciplined Market Neutral Fund — Class S [] Citigroup 3-Month T-Bill Index+

Comparative Results as of 8/31/08
DWS Disciplined Market Neutral Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$10,221	$9,977
	Average annual total return	2.21%	-.12%
Citigroup 3-Month T-Bill Index+	Growth of $10,000	$10,279	$10,708
	Average annual total return	2.79%	3.81%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2008 to August 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,014.70	$ 1,009.50	$ 1,015.80	$ 1,016.80
Expenses Paid per $1,000*	$ 15.65	$ 20.10	$ 15.00	$ 14.90
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/08	$ 1,009.00	$ 1,001.21	$ 1,006.59	$ 1,010.66
Expenses Paid per $1,000*	$ 15.60	$ 20.02	$ 14.93	$ 14.86
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Market Neutral Fund+	3.09%	3.98%	2.96%	2.94%
+ Includes dividend expense on securities sold short of 1.48% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Disciplined Market Neutral Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Disciplined Market Neutral Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined the fund in 2006.

• BS, The Wharton School, University of Pennsylvania.

James B. Francis, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Head of Active Quantitative Equity Portfolio Management: New York.

• Joined Deutsche Asset Management in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.

• Joined the fund in 2008.

• BS in Applied Mathematics from University of Massachusetts, Amherst.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Senior portfolio manager for Global Quantitative Equity: New York.

• Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

• Joined the fund in 2006.

• BA, University of Connecticut.

In the following interview, the fund's management team discusses recent market events as well as the performance and positioning of DWS Disciplined Market Neutral Fund's portfolio during the 12-month period ended August 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the US stock market perform during the past year?

A: The US stock market, as measured by the Russell 1000® Index, declined (10.60)% during the year ended August 31, 2008.1 The downturn occurred as investors' risk appetites shriveled in the face of surging oil prices, slowing economic growth and rising inflation. The energy and materials sectors performed well, reflecting the rising prices of oil and other commodities, but financials lagged sharply due to the continued worsening of the housing and credit crises.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform?

A: The fund's Class A shares produced a total return of 2.12% during the 12-month period ended August 31, 2008. The fund's benchmark, the Citigroup 3-Month T-Bill Index, returned 2.79% during the same interval.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

2 The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

How is the fund managed?

"The fund's investment strategy utilizes quantitative management techniques. The managers begin by sorting the stocks of the Russell 1000 Index into clearly defined industry groups. The stocks are compared within their relevant industry groups based on current and historical data, including but not limited to: measures of how expensive a stock is, earnings growth potential, and market sentiment; this enables the managers to assign expected levels of return to those stocks.

The proprietary quantitative model ranks every stock within the Russell 1000 Index using factors based on fundamental data which fit into three broad categories: valuation, growth and market sentiment. In the valuation category, we look at earnings quality, balance sheet strength and enterprise value to EBITDA, as well as price, sales and cash flow information.[3] In the growth category, the factors assessed include earnings and cash flow growth, along with a proprietary analysis designed to predict the likelihood of earnings surprises. Rounding out the approach is an analysis of market sentiment, based on each stock's price momentum and the percentage of shares sold short.

The fund seeks capital appreciation independent of stock market direction. During normal market conditions, the matching values of the long and short positions should result in a portfolio with limited sensitivity to the movements of the broader market."

Portfolio Manager Robert Wang

3 EBITDA, which stands for earnings before interest, taxes, depreciation and amortization. Enterprise value is a measure of a company's theoretical fair value in a takeover. EBITDA-to-enterprise value assesses whether a company's theoretical takeover value is reasonable in relation to its cash flows.

We are pleased that the fund delivered a positive total return at a time when the broader US equity market lost significant ground. Notably, the stocks in which the fund held short positions declined more than the overall market, enabling us to generate outperformance from this portion of the portfolio.4

4 The value of a short position rises when the underlying stock falls.

Q: How did the various elements of the fund's investment process affect performance?

A: We view individual stocks from a growth, valuation and market sentiment perspective. During the past year, our growth and market sentiment factors produced outperformance, while our valuation factors were mixed. We continue to research the various signals used in the fund's investment process to ensure its effectiveness.

Q: In what industries did the fund achieve the most effective stock selection?

A: Among the 24 subsectors into which we divide the US stock market, we delivered the best performance in the hotels/restaurants/leisure industry. At a time when slower economic growth and rising costs for staples such as food and gasoline caused Americans to reduce their spending on discretionary items, most stocks in this sector underperformed. As a result, the fund's largest contributions came from its short positions. Most notable among these were shorts in Las Vegas Sands Corp.* and MGM Mirage*, both of which are hotel/casino operators that were hurt by consumers' reduced travel expenditures.

Technology hardware/equipment was another industry in which we added value via short positions. As was the case with many industries, the hardware group was pressured by concerns about slower spending by both consumers and businesses. In this environment, the top eight individual contributors in hardware were short positions. Included among these were SanDisk Corp. and Microchip Technology, Inc. Also in technology, software/services was an area where we added value via short positions; specifically, VeriFone Holdings, Inc.* and Cognizant Technology Solutions Corp.*

* Not held in the portfolio as of August 31, 2008.

The fund's fourth- and fifth-best industries were media, and consumer durables/apparel, respectively. In the former, we added value through both longs (The DIRECTTV Group, Inc. and Liberty Global, Inc.) and shorts (Virgin Media, Inc. and Discovery Holding Co.*). In consumer durables/apparel, the largest contributions came from short positions in three stocks that each declined in the neighborhood of 50%: Crocs, Inc.* and Centex Corp.*

* Not held in the portfolio as of August 31, 2008.

Retailing, food/beverage/tobacco, and materials were also industries in which we generated notable outperformance. The leading individual contributor in the fund was a short position in Freddie Mac*, which plummeted on concerns that the company's declining equity base would force it to be nationalized by the government, thus wiping out the value of its common stock.

* Not held in the portfolio as of August 31, 2008.

Q: In what industries did the fund's stock picks underperform?

A: Telecommunications was the industry in which our investment process proved least effective during the past year. Consistent with the weak performance of the broader telecom sector, the largest detractors for the fund were three long positions: Garmin Ltd.*, Telephone & Data Systems, Inc. and Ciena Corp.* Garmin, one of the worst individual performers in the fund, is a maker of global positioning system (GPS) products that was hurt by the increasingly stiff competition in this market segment.

* Not held in the portfolio as of August 31, 2008.

In energy, one of the strongest areas of the market, we had numerous successful positions on the long side. However, this was more than offset by several factors, primarily long positions in refining companies such as Sunoco, Inc.* and Tesoro Corp.*, all of which underperformed significantly due to the continued cost pressures created by rising oil prices. We also gave up ground in energy via shorts in two of the sector's best performers: Peabody Energy Corp.* and Southwest Energy Co.* In general, investors' rush to gain exposure to the energy sector led to short-term weakness in the effectiveness of our valuation- and fundamentals-based approach. We believe our process will regain its effectiveness within energy once the sector becomes less popular among short-term "momentum" investors.

* Not held in the portfolio as of August 31, 2008.

The fund's performance in the transportation industry, meanwhile, was hurt by long positions in several airline stocks. The sector continues to perform poorly in the face of rising fuel prices and slower economic growth. A long position in US Airways Group, Inc.* was the worst individual performer in the fund during the past year.

* Not held in the portfolio as of August 31, 2008.

Q: Do you have any closing thoughts for shareholders?

A: After stretches of underperformance during the unusual market environment of 2007 — which was characterized by long periods of outperformance for stocks with inferior fundamentals — the fund has performed as intended thus far in 2008. We believe our improved performance helps underscore the potential value of a fund that can look for opportunities on both sides of the market. In addition, we believe the poor market performance of the past year helps illustrate the potential value of holding a noncorrelated investment within a traditional portfolio.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	8/31/08	8/31/07

Consumer Discretionary	21%	22%
Industrials	16%	17%
Information Technology	13%	14%
Financials	12%	9%
Energy	11%	8%
Health Care	11%	13%
Materials	7%	7%
Consumer Staples	6%	4%
Telecommunications Services	3%	5%
Utilities	—	1%
	100%	100%
Ten Largest Long Equity Holdings at August 31, 2008 (10.5% of Net Assets)
1. CF Industries Holdings, Inc. Manufacturer and distributer of fertilizers	1.1%
2. Massey Energy Co. Producer, processor and seller of coal	1.1%
3. Terra Industries, Inc. Produces and markets nitrogen fertilizer and crop protecting products	1.1%
4. BlackRock, Inc. Provides diversified investment management services	1.1%
5. Encore Acquisition Co. Acquires, develops and exploits North American oil and natural gas reserves	1.1%
6. Williams Companies, Inc. Explorer of gas pipeline and petroleum products	1.0%
7. Cimarex Energy Co. Producer of crude oil and natural gas	1.0%
8. Apache Corp. Explorer, developer and producer of natural gas and crude oil	1.0%
9. TD Ameritrade Holding Corp. Provider of on-line brokerage services	1.0%
10. Janus Capital Group, Inc. Provider of asset management services	1.0%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	8/31/08	8/31/07

Consumer Discretionary	18%	20%
Information Technology	17%	19%
Industrials	17%	14%
Health Care	13%	14%
Financials	10%	9%
Materials	8%	7%
Energy	7%	9%
Consumer Staples	5%	5%
Telecommunications Services	3%	3%
Utilities	2%	—
	100%	100%
Ten Largest Securities Sold Short Equity Holdings at August 31, 2008 (10.7% of Net Assets)
1. Temple-Inland, Inc. Provider of containers and packaging	1.2%
2. Dick's Sporting Goods, Inc. Sporting goods retailer	1.2%
3. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	1.1%
4. Eagle Materials, Inc. Manufacturer of building products	1.1%
5. Global Industries Ltd. Provider of oil-field construction services	1.1%
6. Pactiv Corp. Manufacturer of packaging containers	1.0%
7. Teleflex, Inc. Manufacturer of mechanical and electronic products	1.0%
8. Legg Mason, Inc. Provider of various financial services	1.0%
9. CIT Group, Inc. Operator of an investment management firm	1.0%
10. Rambus, Inc. Manufacturer of semiconductor equipment	1.0%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2008

	Shares	Value ($)

Long Positions 99.9%
Common Stocks 94.3%
Consumer Discretionary 20.1%
Auto Components 2.6%
Goodyear Tire & Rubber Co.*	43,400	851,074
TRW Automotive Holdings Corp.* (a)	63,600	1,219,848
WABCO Holdings, Inc. (a)	28,100	1,230,780
		3,301,702
Diversified Consumer Services 1.0%
DeVry, Inc. (a)	24,000	1,237,920
Hotels Restaurants & Leisure 3.6%
Darden Restaurants, Inc. (a)	36,900	1,080,801
McDonald's Corp. (a)	19,300	1,197,565
Panera Bread Co. "A"* (a)	17,600	945,824
Wynn Resorts Ltd.	13,000	1,240,460
Yum! Brands, Inc. (a)	4,100	146,288
		4,610,938
Household Durables 1.8%
D.R. Horton, Inc. (a)	85,500	1,065,330
Harman International Industries, Inc. (a)	36,000	1,225,080
		2,290,410
Leisure Equipment & Products 0.8%
Hasbro, Inc. (a)	29,600	1,107,040
Media 3.4%
DISH Network Corp. "A"* (a)	42,400	1,196,104
Liberty Global, Inc. "A"*	36,000	1,266,480
Morningstar, Inc.* (a)	11,000	718,410
The DIRECTV Group, Inc.* (a)	42,100	1,187,641
		4,368,635
Multiline Retail 0.9%
Big Lots, Inc.* (a)	40,700	1,203,499
Specialty Retail 6.0%
Advance Auto Parts, Inc. (a)	28,600	1,230,944
AnnTaylor Stores Corp.* (a)	35,400	859,512
Barnes & Noble, Inc. (a)	40,700	1,006,511
OfficeMax, Inc. (a)	70,600	864,144
RadioShack Corp. (a)	66,300	1,260,363
Ross Stores, Inc.	30,500	1,226,405
Urban Outfitters, Inc.* (a)	34,700	1,236,014
		7,683,893
Consumer Staples 5.2%
Food & Staples Retailing 2.8%
BJ's Wholesale Club, Inc.* (a)	7,300	277,619
Kroger Co. (a)	43,300	1,195,946
SUPERVALU, Inc. (a)	45,000	1,043,550
Sysco Corp. (a)	32,700	1,040,841
		3,557,956
Food Products 0.5%
Bunge Ltd.	5,900	527,224
H.J. Heinz Co. (a)	3,200	161,024
		688,248
Personal Products 1.8%
Alberto-Culver Co. (a)	39,400	1,030,704
Herbalife Ltd. (a)	26,300	1,238,730
		2,269,434
Tobacco 0.1%
Altria Group, Inc. (a)	5,600	117,768
Energy 10.4%
Oil, Gas & Consumable Fuels
Apache Corp. (a)	11,500	1,315,370
Chevron Corp.	1,600	138,112
Cimarex Energy Co. (a)	23,800	1,321,852
Encore Acquisition Co.* (a)	25,800	1,330,248
Frontline Ltd. (a)	21,000	1,268,610
Mariner Energy, Inc.* (a)	43,500	1,265,415
Massey Energy Co. (a)	21,400	1,411,544
Occidental Petroleum Corp. (a)	15,000	1,190,400
Plains Exploration & Production Co.*	6,800	366,520
W&T Offshore, Inc. (a)	34,500	1,213,020
Walter Industries, Inc. (a)	13,400	1,256,920
Williams Companies, Inc. (a)	43,000	1,328,270
		13,406,281
Financials 11.2%
Capital Markets 5.5%
BlackRock, Inc. (a)	6,300	1,368,675
Janus Capital Group, Inc. (a)	48,100	1,297,257
Northern Trust Corp. (a)	7,000	562,730
TD Ameritrade Holding Corp.* (a)	63,600	1,299,348
The Goldman Sachs Group, Inc.	7,700	1,262,569
Waddell & Reed Financial, Inc. "A" (a)	39,100	1,259,020
		7,049,599
Commercial Banks 0.5%
Bank of Hawaii Corp. (a)	12,400	655,712
Insurance 4.2%
Allied World Assurance Co. Holdings Ltd. (a)	30,000	1,158,600
Assurant, Inc.	4,600	268,778
First American Corp. (a)	40,600	1,025,962
Protective Life Corp. (a)	3,100	112,499
Reinsurance Group of America, Inc. (a)	23,700	1,141,392
StanCorp Financial Group, Inc.	2,200	107,822
Unum Group (a)	39,500	1,003,695
XL Capital Ltd. "A" (a)	30,700	617,070
		5,435,818
Thrifts & Mortgage Finance 1.0%
Hudson City Bancorp., Inc. (a)	66,200	1,220,728
Health Care 10.1%
Biotechnology 1.7%
Amgen, Inc.* (a)	16,600	1,043,310
Gilead Sciences, Inc.* (a)	22,400	1,180,032
		2,223,342
Health Care Equipment & Supplies 2.7%
Intuitive Surgical, Inc.* (a)	4,000	1,181,080
Kinetic Concepts, Inc.* (a)	34,300	1,205,988
St. Jude Medical, Inc.* (a)	24,200	1,109,086
		3,496,154
Health Care Providers & Services 4.7%
Aetna, Inc. (a)	28,200	1,216,548
Express Scripts, Inc.* (a)	16,600	1,218,606
Health Management Associates, Inc. "A"* (a)	204,900	1,190,469
LifePoint Hospitals, Inc.* (a)	35,600	1,201,144
Universal Health Services, Inc. "B" (a)	19,200	1,186,176
		6,012,943
Pharmaceuticals 1.0%
Eli Lilly & Co. (a)	25,100	1,170,915
Merck & Co., Inc. (a)	3,400	121,278
		1,292,193
Industrials 15.0%
Airlines 1.9%
AMR Corp.*	118,400	1,223,072
Southwest Airlines Co. (a)	80,400	1,224,492
		2,447,564
Commercial Services & Supplies 2.4%
Covanta Holding Corp.* (a)	46,000	1,279,720
Steelcase, Inc. "A" (a)	53,300	591,630
The Brink's Co. (a)	17,800	1,242,084
		3,113,434
Construction & Engineering 2.7%
Fluor Corp. (a)	12,600	1,009,638
Foster Wheeler Ltd.* (a)	24,900	1,237,281
Shaw Group, Inc.*	24,700	1,223,638
		3,470,557
Machinery 3.1%
Flowserve Corp. (a)	9,800	1,294,776
Gardner Denver, Inc.* (a)	21,300	961,482
Manitowoc Co., Inc. (a)	49,900	1,256,482
Parker Hannifin Corp. (a)	8,000	512,560
		4,025,300
Marine 1.0%
Kirby Corp.* (a)	26,300	1,204,277
Professional Services 0.9%
Manpower, Inc. (a)	23,800	1,143,828
Road & Rail 1.8%
J.B. Hunt Transport Services, Inc.	29,500	1,075,275
Ryder System, Inc. (a)	18,400	1,187,168
		2,262,443
Trading Companies & Distributors 1.2%
United Rentals, Inc.* (a)	72,500	1,173,775
WESCO International, Inc.* (a)	10,800	415,152
		1,588,927
Information Technology 12.0%
Communications Equipment 0.5%
Brocade Communications Systems, Inc.* (a)	46,900	347,998
JDS Uniphase Corp.*	29,900	303,784
		651,782
Computers & Peripherals 5.1%
Hewlett-Packard Co.	25,400	1,191,768
International Business Machines Corp.	4,200	511,266
Lexmark International, Inc. "A"* (a)	34,300	1,233,771
NetApp, Inc.* (a)	49,600	1,263,808
QLogic Corp.* (a)	62,500	1,167,500
Western Digital Corp.* (a)	41,200	1,123,112
		6,491,225
Electronic Equipment, Instruments & Components 0.9%
Jabil Circuit, Inc. (a)	71,900	1,212,234
IT Services 2.8%
Broadridge Financial Solutions, Inc. (a)	55,100	1,100,347
Computer Sciences Corp.* (a)	26,200	1,232,186
SAIC, Inc.* (a)	62,300	1,249,115
		3,581,648
Semiconductors & Semiconductor Equipment 1.0%
Altera Corp.	4,400	99,616
Analog Devices, Inc. (a)	42,000	1,174,320
		1,273,936
Software 1.7%
Activision Blizzard, Inc.*	35,500	1,165,110
Compuware Corp.* (a)	90,200	1,030,986
		2,196,096
Materials 6.7%
Chemicals 2.2%
CF Industries Holdings, Inc. (a)	9,500	1,447,800
Terra Industries, Inc. (a)	27,500	1,381,875
		2,829,675
Metals & Mining 4.5%
Century Aluminum Co.* (a)	25,900	1,262,884
Reliance Steel & Aluminum Co. (a)	21,500	1,225,715
Schnitzer Steel Industries, Inc. "A" (a)	11,800	807,238
Steel Dynamics, Inc. (a)	50,900	1,263,847
United States Steel Corp. (a)	9,300	1,237,551
		5,797,235
Telecommunication Services 3.2%
Diversified Telecommunication Services 2.3%
Embarq Corp. (a)	25,200	1,188,432
Verizon Communications, Inc. (a)	34,100	1,197,592
Windstream Corp.	47,300	587,466
		2,973,490
Wireless Telecommunication Services 0.9%
Telephone & Data Systems, Inc.	2,100	80,640
United States Cellular Corp.* (a)	20,300	1,061,690
		1,142,330
Utilities 0.4%
Gas Utilities
Energen Corp. (a)	8,500	474,640
Total Common Stocks (Cost $120,480,747)		121,110,834

Cash Equivalents 5.6%
Cash Management QP Trust, 2.44% (b) (Cost $7,204,482)	7,204,482	7,204,482
	% of Net Assets	Value ($)

Total Long Positions (Cost $127,685,229)+	99.9	128,315,316
Other Assets and Liabilities, Net	94.2	120,996,261
Securities Sold Short	(94.1)	(120,919,286)
Net Assets	100.0	128,392,291
+ The cost for federal income tax purposes was $128,337,569. At August 31, 2008, net unrealized depreciation for all securities based on tax cost was $22,253. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,547,576 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,569,829.
	Shares	Value ($)

Common Stocks Sold Short 94.1%
Consumer Discretionary 17.1%
Distributors 1.0%
LKQ Corp.*	65,700	1,230,561
Hotels Restaurants & Leisure 2.2%
Choice Hotels International, Inc.	41,100	1,109,289
Orient-Express Hotels Ltd. "A"	34,900	1,252,910
Starbucks Corp.*	31,700	493,252
		2,855,451
Household Durables 1.8%
Fortune Brands, Inc.	19,500	1,146,990
Newell Rubbermaid, Inc.	67,400	1,219,940
		2,366,930
Media 4.1%
Clear Channel Outdoor Holdings, Inc. "A"*	33,800	566,826
McGraw-Hill Companies, Inc.	29,600	1,268,064
Viacom, Inc. "B"*	34,400	1,014,112
Virgin Media, Inc.	109,800	1,251,720
Washington Post Co. "B"	1,900	1,133,350
		5,234,072
Multiline Retail 2.4%
J.C. Penney Co., Inc.	12,900	502,713
Kohl's Corp.*	26,500	1,303,005
Target Corp.	23,400	1,240,668
		3,046,386
Specialty Retail 4.8%
Bed Bath & Beyond, Inc.*	33,900	1,039,374
Dick's Sporting Goods, Inc.*	64,400	1,474,116
Guess?, Inc.	33,800	1,259,726
Office Depot, Inc.*	180,200	1,268,608
Tiffany & Co.	26,300	1,161,671
		6,203,495
Textiles, Apparel & Luxury Goods 0.8%
Liz Claiborne, Inc.	61,700	1,000,157
Consumer Staples 4.8%
Food & Staples Retailing 1.0%
Walgreen Co.	33,700	1,227,691
Food Products 1.9%
Archer-Daniels-Midland Co.	46,900	1,194,074
J.M. Smucker Co.	3,400	184,382
Smithfield Foods, Inc.*	54,100	1,087,951
		2,466,407
Household Products 1.0%
Energizer Holdings, Inc.*	14,900	1,265,606
Tobacco 0.9%
UST, Inc.	22,300	1,195,057
Energy 6.8%
Energy Equipment & Services 4.8%
Cameron International Corp.*	4,500	209,655
Dresser-Rand Group, Inc.*	24,500	993,720
Global Industries Ltd.*	141,400	1,367,338
Hercules Offshore, Inc.*	54,600	1,205,022
Pride International, Inc.*	30,600	1,175,346
Weatherford International Ltd.*	32,600	1,257,708
		6,208,789
Oil, Gas & Consumable Fuels 2.0%
Frontier Oil Corp.	65,400	1,266,798
Petrohawk Energy Corp.*	35,200	1,218,272
Valero Energy Corp.	2,300	79,948
		2,565,018
Financials 9.7%
Capital Markets 1.0%
Legg Mason, Inc.	29,700	1,322,541
Commercial Banks 0.5%
Regions Financial Corp.	67,500	625,725
Consumer Finance 1.0%
Capital One Financial Corp.	28,600	1,262,404
Diversified Financial Services 2.0%
CIT Group, Inc.	127,800	1,317,618
Citigroup, Inc.	67,600	1,283,724
		2,601,342
Insurance 5.2%
Arthur J. Gallagher & Co.	30,000	794,400
Brown & Brown, Inc.	12,300	249,936
Cincinnati Financial Corp.	37,000	1,096,680
CNA Financial Corp.	22,800	639,312
Fidelity National Financial, Inc. "A"	90,800	1,273,924
Lincoln National Corp.	6,900	350,244
Philadelphia Consolidated Holding Corp.*	19,300	1,152,789
White Mountains Insurance Group Ltd.	2,400	1,134,960
		6,692,245
Health Care 11.8%
Biotechnology 1.7%
BioMarin Pharmaceutical, Inc.*	36,000	1,085,040
Genzyme Corp.*	13,600	1,064,880
		2,149,920
Health Care Equipment & Supplies 3.9%
Hologic, Inc.*	58,700	1,245,614
Inverness Medical Innovations, Inc.*	34,000	1,207,680
ResMed, Inc.*	27,700	1,296,360
The Cooper Companies, Inc.	33,400	1,230,122
		4,979,776
Health Care Providers & Services 3.5%
Coventry Health Care, Inc.*	33,900	1,187,178
Health Net, Inc.*	34,200	945,630
Humana, Inc.*	24,000	1,113,600
UnitedHealth Group, Inc.	41,200	1,254,540
		4,500,948
Life Sciences Tools & Services 0.2%
Illumina, Inc.*	2,500	215,325
Pharmaceuticals 2.5%
Allergan, Inc.	17,100	955,377
Mylan, Inc.*	85,900	1,107,251
Sepracor, Inc.*	66,200	1,218,080
		3,280,708
Industrials 15.7%
Aerospace & Defense 1.8%
BE Aerospace, Inc.*	45,600	1,092,120
L-3 Communications Holdings, Inc.	11,900	1,236,886
		2,329,006
Air Freight & Logistics 2.9%
C.H. Robinson Worldwide, Inc.	23,200	1,208,952
United Parcel Service, Inc. "B"	18,400	1,179,808
UTI Worldwide, Inc.	65,300	1,312,530
		3,701,290
Building Products 0.9%
Masco Corp.	59,100	1,126,446
Commercial Services & Supplies 1.6%
Avery Dennison Corp.	16,700	805,608
Iron Mountain, Inc.*	42,600	1,231,566
		2,037,174
Construction & Engineering 0.9%
Quanta Services, Inc.*	37,500	1,197,750
Electrical Equipment 0.3%
Thomas & Betts Corp.*	9,500	437,760
Industrial Conglomerates 2.9%
General Electric Co.	42,100	1,183,010
Teleflex, Inc.	20,500	1,323,685
Tyco International Ltd.	28,300	1,213,504
		3,720,199
Machinery 3.4%
Bucyrus International, Inc.	12,000	838,200
Eaton Corp.	16,200	1,185,516
Ingersoll-Rand Co., Ltd. "A"	32,400	1,196,532
Oshkosh Corp.	75,700	1,167,294
		4,387,542
Professional Services 0.4%
Equifax, Inc.	13,800	487,554
Road & Rail 0.4%
Con-way, Inc.	10,300	505,730
Trading Companies & Distributors 0.2%
MSC Industrial Direct Co., Inc. "A"	4,900	249,557
Information Technology 16.4%
Communications Equipment 2.2%
Cisco Systems, Inc.*	48,600	1,168,830
Motorola, Inc.	156,100	1,470,462
Tellabs, Inc.*	29,500	153,695
		2,792,987
Computers & Peripherals 1.3%
Dell, Inc.*	22,000	478,060
SanDisk Corp.*	80,400	1,162,584
		1,640,644
Electronic Equipment, Instruments & Components 0.3%
National Instruments Corp.	13,300	429,324
IT Services 3.8%
Convergys Corp.*	82,900	1,222,775
Fidelity National Information Services, Inc.	54,200	1,184,270
Fiserv, Inc.*	23,900	1,239,454
Paychex, Inc.	35,000	1,192,800
		4,839,299
Office Electronics 0.3%
Zebra Technologies Corp. "A"*	11,700	365,274
Semiconductors & Semiconductor Equipment 4.9%
Advanced Micro Devices, Inc.*	200,900	1,263,661
Cypress Semiconductor Corp.*	6,100	197,762
Microchip Technology, Inc.	36,100	1,155,561
Novellus Systems, Inc.*	53,200	1,206,044
Rambus, Inc.*	74,700	1,313,973
Varian Semiconductor Equipment Associates, Inc.*	35,600	1,149,880
		6,286,881
Software 3.6%
Amdocs Ltd.*	35,400	1,068,726
Citrix Systems, Inc.*	39,600	1,198,692
Novell, Inc.*	201,900	1,298,217
Nuance Communications, Inc.*	71,000	1,121,800
		4,687,435
Materials 7.5%
Chemicals 0.9%
Cabot Corp.	24,300	672,381
Scotts Miracle-Gro Co. "A"	20,300	542,822
		1,215,203
Construction Materials 1.1%
Eagle Materials, Inc.	46,800	1,428,804
Containers & Packaging 3.5%
Pactiv Corp.*	49,600	1,332,752
Sealed Air Corp.	35,800	867,434
Smurfit-Stone Container Corp.*	157,200	793,860
Temple-Inland, Inc.	89,600	1,497,216
		4,491,262
Metals & Mining 1.0%
Cleveland-Cliffs, Inc.	12,300	1,245,006
Paper & Forest Products 1.0%
Weyerhaeuser Co.	22,600	1,254,074
Telecommunication Services 2.7%
Diversified Telecommunication Services 0.9%
Frontier Communications Corp.	95,100	1,195,407
Wireless Telecommunication Services 1.8%
Crown Castle International Corp.*	22,700	848,980
Leap Wireless International, Inc.*	19,200	857,472
SBA Communications Corp. "A"*	16,800	586,824
		2,293,276
Utilities 1.6%
Electric Utilities 0.4%
Pinnacle West Capital Corp.	3,700	130,203
Progress Energy, Inc.	7,600	331,968
		462,171
Independent Power Producers & Energy Traders 0.9%
Dynegy, Inc. "A"*	195,500	1,165,180
Multi-Utilities 0.3%
PG&E Corp.	10,900	450,497
Total Common Stocks Sold Short (Proceeds $119,973,624)		120,919,286
* Non-income producing security.
(a) All or a portion of these securities are pledged as collateral for short sales.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2008
Assets
Investments: Investments in securities, at value (cost $120,480,747)	$ 121,110,834
Investment in Cash Management QP Trust (cost $7,204,482)	7,204,482
Total investments, at value (cost $127,685,229)	128,315,316
Deposits with broker for securities sold short	119,883,308
Receivable for Fund shares sold	1,220,576
Dividends receivable	109,774
Interest receivable	186,985
Other assets	48,306
Total assets	249,764,265
Liabilities
Payable for securities sold short, at value (proceeds of $119,973,624)	120,919,286
Dividends payable for securities sold short	105,053
Payable for Fund shares redeemed	70,572
Accrued management fee	177,549
Other accrued expenses and payables	99,514
Total liabilities	121,371,974
Net assets, at value	$ 128,392,291
Net Assets Consist of
Undistributed net investment income	255,533
Net unrealized appreciation (depreciation) on: Investments	630,087
Securities sold short	(945,662)
Accumulated net realized gain (loss)	877,368
Paid-in capital	127,574,965
Net assets, at value	$ 128,392,291

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($21,188,281 ÷ 2,194,932 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.65
Maximum offering price per share (100 ÷ 94.25 of $9.65)	$ 10.24

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,090,969 ÷ 322,399 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.59

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,906,784 ÷ 404,394 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.66

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($100,206,257 ÷ 10,362,135 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 9.67
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $563)	$ 641,910
Interest — Cash Management QP Trust	190,462
Interest*	1,219,241
Total Income	2,051,613
Expenses: Management fee	709,063
Administration fee	56,422
Services to shareholders	13,816
Custodian fee	23,294
Distribution and service fees	40,190
Professional fees	68,086
Trustees' fees and expenses	14,908
Reports to shareholders and shareholder meeting	54,568
Registration fees	49,308
Offering expense	11,002
Dividend expense on securities sold short	736,163
Other	8,559
Total expenses before expense reductions	1,785,379
Expense reductions	(172,391)
Total expenses after expense reductions	1,612,988
Net investment income (loss)	438,625
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(6,702,022)
Securities sold short	7,898,439
1,196,417
Change in net unrealized appreciation (depreciation) on: Investments	1,096,428
Securities sold short	(818,389)
278,039
Net gain (loss)	1,474,456
Net increase (decrease) in net assets resulting from operations	$ 1,913,081
* Represents income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
	2008	2007*
Operations: Net investment income (loss)	$ 438,625	$ 386,629
Net realized gain (loss)	1,196,417	(181,489)
Change in net unrealized appreciation (depreciation)	278,039	(593,614)
Net increase (decrease) in net assets resulting from operations	1,913,081	(388,474)
Distributions to shareholders from: Net investment income: Class A	(113,325)	(19,641)
Class C	(46,290)	(15,146)
Class S	(72,175)	(20,703)
Institutional Class	(378,595)	(21,434)
Net realized gains: Class A	—	(8,642)
Class C	—	(8,500)
Class S	—	(8,498)
Institutional Class	—	(8,679)
Total distributions	(610,385)	(111,243)
Fund share transactions: Proceeds from shares sold	123,284,565	10,117,718
Reinvestment of distributions	601,954	110,262
Cost of shares redeemed	(14,990,174)	(1,541,584)
Redemption fees	2,354	4,217
Net increase (decrease) in net assets from Fund share transactions	108,898,699	8,690,613
Increase (decrease) in net assets	110,201,395	8,190,896
Net assets at beginning of period	18,190,896	10,000,000**
Net assets at end of period (including undistributed net investment income of $255,533 and $374,599, respectively)	$ 128,392,291	$ 18,190,896
* For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
** Initial capital at October 16, 2006.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.64	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.07	.28
Net realized and unrealized gain (loss)	.12	(.53)
Total from investment operations	.19	(.25)
Less distributions from: Net investment income	(.18)	(.08)
Net realized gains	—	(.03)
Total distributions	(.18)	(.11)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.65	$ 9.64
Total Return (%)[c,d]	2.12	(2.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	6
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.25	4.23*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.95	2.99*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.65	2.11*
Ratio of net investment income (loss) (%)	.67	3.31*
Portfolio turnover rate (%)	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.59	$ 10.00
Income (loss) from investment operations: Net investment income[b]	(.01)	.22
Net realized and unrealized gain (loss)	.12	(.54)
Total from investment operations	.11	(.32)
Less distributions from: Net investment income	(.11)	(.06)
Net realized gains	—	(.03)
Total distributions	(.11)	(.09)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.59	$ 9.59
Total Return (%)[c,d]	1.15	(3.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	4.06	4.97*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	3.77	3.73*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	2.47	2.85*
Ratio of net investment income (loss) (%)	(.15)	2.57*
Portfolio turnover rate (%)	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.08	.30
Net realized and unrealized gain (loss)	.13	(.54)
Total from investment operations	.21	(.24)
Less distributions from: Net investment income	(.20)	(.08)
Net realized gains	—	(.03)
Total distributions	(.20)	(.11)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.66	$ 9.65
Total Return (%)[c]	2.21	(2.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.17	4.05*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.81	2.81*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.51	1.93*
Ratio of net investment income (loss) (%)	.81	3.49*
Portfolio turnover rate (%)	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.09	.30
Net realized and unrealized gain (loss)	.13	(.54)
Total from investment operations	.22	(.24)
Less distributions from: Net investment income	(.20)	(.08)
Net realized gains	—	(.03)
Total distributions	(.20)	(.11)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 9.67	$ 9.65
Total Return (%)[c]	2.44	(2.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.06	4.05*
Ratio of expenses after expense reductions (including dividend expense for securities sold short (%)	2.76	2.79*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.46	1.91*
Ratio of net investment income (loss) (%)	.86	3.51*
Portfolio turnover rate (%)	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Disciplined Market Neutral Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2008, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,740,147
Undistributed net long-term capital gains	$ 51,894
Net unrealized appreciation (depreciation) on investments	$ (22,253)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2008	2007
Distributions from ordinary income*	$ 610,385	$ 111,243
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and have been amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2008, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $309,831,878 and $200,651,624, respectively. Purchases to cover securities sold short and securities sold short aggregated $186,326,887 and $297,143,775, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

For the period from September 1, 2007 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales and organizational and offering expenses (limited to 0.10% of average daily net assets) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.45%

Accordingly, for the year ended August 31, 2008, the fee pursuant to the Investment Management Agreement aggregated $709,063, of which $155,609 was waived, resulting in an annual effective rate of 0.98% of the Fund's average daily net assets.

For the year ended August 31, 2008, the Advisor waived $8,685 of offering expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2008, the Advisor accrued an Administration Fee of $56,422, of which $10,560 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended August 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2008
Class A	$ 2,954	$ —	$ 1,120
Class C	1,642	—	918
Class S	1,887	1,647	225
Institutional Class	1,467	1,467	—
	$ 7,950	$ 3,114	$ 2,263

Distribution and Services Fees. Under the Fund's Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2008
Class C	$ 23,793	$ 1,808

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2008	Annual Effective Rate
Class A	$ 9,891	$ —	.12%
Class C	6,506	3,706.21%
	$ 16,397	$ 3,706

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2008 aggregated $5,178.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C, of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2008, the CDSC for Class A and C shares aggregated $499 and $294, respectively.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $38,950, of which $9,188 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended August 31, 2008, the Fund paid its allocated portion of the retirement benefit of $2,231 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of August 31, 2008, the DWS Alternative Asset Allocation Plus Fund held approximately 77% of the total shares outstanding of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2008, the Fund's custodian fee was reduced by $2,458 and $294, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2008		Period Ended August 31, 2007*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,155,823	$ 20,872,720	534,323	$ 5,206,474
Class C	220,941	2,132,512	197,425	1,927,947
Class S	366,441	3,561,805	119,792	1,170,766
Institutional Class	10,163,690	96,717,528	185,508	1,812,531
		$ 123,284,565		$ 10,117,718
Shares issued to shareholders in reinvestment of distributions
Class A	11,438	$ 106,832	2,886	$ 28,283
Class C	4,749	44,360	2,410	23,646
Class S	7,727	72,167	2,980	29,201
Institutional Class	40,535	378,595	2,973	29,132
		$ 601,954		$ 110,262
Shares redeemed
Class A	(613,626)	$ (5,860,549)	(145,912)	$ (1,411,674)
Class C	(352,511)	(3,342,856)	(615)	(5,926)
Class S	(336,832)	(3,189,867)	(5,714)	(54,036)
Institutional Class	(273,336)	(2,596,902)	(7,235)	(69,948)
		$ (14,990,174)		$ (1,541,584)
Redemption fees		$ 2,354		$ 4,217
Net increase (decrease)
Class A	1,553,635	$ 15,121,011	391,297	$ 3,826,305
Class C	(126,821)	(1,165,984)	199,220	1,946,662
Class S	37,336	444,451	117,058	1,145,931
Institutional Class	9,930,889	94,499,221	181,246	1,771,715
		$ 108,898,699		$ 8,690,613
Initial Capital
Class A	—	$ —	250,000	$ 2,500,000
Class C	—	—	250,000	2,500,000
Class S	—	—	250,000	2,500,000
Institutional Class	—	—	250,000	2,500,000
		$ —		$ 10,000,000
* For the period from October 16, 2006 (commencement of operations) to August 31, 2007.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Disciplined Market Neutral Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Disciplined Market Neutral Fund (the "Fund"), one of a series of DWS Equity Trust (the "Trust"), as of August 31, 2008, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Market Neutral Fund at August 31, 2008, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 23, 2008

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $57,000 as capital gain dividends for its year ended August 31, 2008, of which 100% represents 15% rate gains.

For corporate shareholders, 15% of the income dividends paid during the Fund's fiscal year ended August 31, 2008 qualified for the dividends received deductions.

For federal income tax purposes, the fund designates $709,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Shareholder Meeting Results (Unaudited)

The Special Meeting of Shareholders of DWS Disciplined Market Neutral Fund (the "Fund") was held on March 31, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matters were voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. Election of the Board of Trustees.

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	3,664,657.8264	17,051.7006
Henry P. Becton, Jr.	3,664,657.8264	17,051.7006
Dawn-Marie Driscoll	3,664,657.8264	17,051.7006
Keith R. Fox	3,664,657.8264	17,051.7006
Paul K. Freeman	3,664,657.8264	17,051.7006
Kenneth C. Froewiss	3,664,657.8264	17,051.7006
Richard J. Herring	3,664,657.8264	17,051.7006
William McClayton	3,664,657.8264	17,051.7006
Rebecca W. Rimel	3,664,657.8264	17,051.7006
William N. Searcy, Jr.	3,664,657.8264	17,051.7006
Jean Gleason Stromberg	3,664,657.8264	17,051.7006
Robert H. Wadsworth	3,664,657.8264	17,051.7006
Axel Schwarzer	3,664,657.8264	17,051.7006

2-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain
3,129,214.5279	83,285.6856	29,226.3135

The meeting was reconvened again on August 15, 2008, at which time the following matter was voted upon by the shareholders:

4-B. Approval of Amended and Restated Declaration of Trust.1

Number of Votes:
For	Against	Abstain
11,587,591.9070	216,856.7774	468,000.8653
1 Because Proposal 4-B was approved by the affirmative vote of at least a majority of the shares entitled to vote, but less than two-thirds of the shares entitled to vote, the Amended and Restated Declaration of Trust was approved except for the provisions that may be deemed to have the effect of diminishing or eliminating voting rights of shareholders, in which case the relevant provisions of the current declaration of trust remain in effect.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of August 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	233376 805	233376 888	233376 870	233376 862
Fund Number	496	796	2096	592

Notes

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2008, DWS Disciplined Market Neutral Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED MARKET NEUTRAL FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$39,108	$0	$6,366	$0
2007	$31,816	$0	$4,339	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$6,366	$382,000	$1,474,733	$1,863,099
2007	$4,339	$486,614	$1,519,326	$2,010,279

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 30, 2008